UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2026
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MECHANICS BANCORP
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(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1111 Civic Drive, Walnut Creek, CA 94596
(Address of principal executive offices) (Zip Code)
(925) 482-8000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, No Par Value	MCHB	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth Company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters of Vote of Security Holders.
On May 28, 2026, Mechanics Bancorp (the “Company”) held its 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”). As of April 1, 2026, the record date for the 2026 Annual Meeting, there were a total of 220,286,142 shares of Class A common stock and a total of 1,114,448 shares of Class B common stock outstanding. At the 2026 Annual Meeting, shareholders voted on the matters disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 16, 2026 (the “Proxy Statement”). The results of the items voted on at the 2026 Annual Meeting are as follows:

Proposal 1. Election of the eight director nominees:
The Company’s directors were each elected by a majority of the votes cast. Accordingly, the following eight director nominees were elected, each for a term of one year expiring at the Company’s 2027 Annual Meeting of Shareholders:

Nominee	For	Against	Abstentions	Broker Non-Votes

Carl B. Webb	193,604,620	3,540,075	5,441	2,638,329
E. Michael Downer	197,024,341	120,066	5,029	2,638,329
Patricia Cochran	196,726,712	417,859	5,565	2,638,329
Adrienne Y. Crowe	195,662,831	1,481,444	5,861	2,638,329
Douglas Downer	197,036,529	107,895	5,712	2,638,329
Nancy D. Pellegrino	196,888,040	257,085	5,011	2,638,329
Kenneth D. Russell	195,865,339	1,280,041	4,756	2,638,329
Jon R. Wilcox	196,937,400	205,432	7,304	2,638,329
Proposal 2. Approval, on an advisory and non-binding basis, of the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement:
The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes

196,110,106	330,525	709,505	2,638,329
Proposal 3. Ratification, on an advisory and non-binding basis, of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved with the following vote:

For	Against	Abstentions	Broker Non-Votes

199,406,289	54,009	328,167	N/A

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 1, 2026

MECHANICS BANCORP

By:	/s/ Nathan Duda
Nathan Duda
Executive Vice President and Chief Financial Officer
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